Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Nine Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	September 30,
	2015	2014	Change
Interest income	$703,148	693,989	1.3%
Interest expense	88,450	82,160	7.7

Net interest income	614,698	611,829	0.5

Provision for loan losses	13,990	25,638	(45.4)

Net interest income after provision for loan losses	600,708	586,191	2.5

Non-interest income:
Service charges on deposit accounts	59,621	58,610	1.7
Fiduciary and asset management fees	34,722	33,536	3.5
Brokerage revenue	20,978	20,201	3.8
Mortgage banking income	19,960	13,459	48.3
Bankcard fees	24,910	24,394	2.1
Investment securities gains, net	2,710	1,331	103.6
Other fee income	15,371	14,495	6.0
Gain on sale of Memphis branches, net (1)	—	5,789	nm
Other non-interest income	23,474	25,740	(8.8)

Total non-interest income	201,746	197,555	2.1

Non-interest expense:
Salaries and other personnel expense	285,394	279,855	2.0
Net occupancy and equipment expense	79,650	79,436	0.3
Third-party processing expense	31,858	29,604	7.6
FDIC insurance and other regulatory fees	20,315	25,369	(19.9)
Professional fees	18,382	18,427	(0.2)
Advertising expense	11,797	15,935	(26.0)
Foreclosed real estate expense, net	18,350	18,818	(2.5)
Visa indemnification charges	1,092	2,731	(60.0)
Litigation contingency/settlement expenses	4,400	12,349	(64.4)
Restructuring charges, net	(33)	17,101	nm
Other operating expenses	63,416	60,490	4.8

Total non-interest expense	534,621	560,115	(4.6)

Income before income taxes	267,833	223,631	19.8
Income tax expense	100,149	81,554	22.8

Net income	167,684	142,077	18.0

Dividends on preferred stock	7,678	7,678	—

Net income available to common shareholders	$160,006	134,399	19.1%

Net income per common share, basic	$1.20	0.97	24.3%

Net income per common share, diluted	1.20	0.96	24.1

Cash dividends declared per common share	0.30	0.21	42.9

Return on average assets	0.80%	0.72	8	bps
Return on average common equity	7.40	6.21	119
Weighted average common shares outstanding, basic	133,120	138,989	(4.2)%
Weighted average common shares outstanding, diluted	133,876	139,600	(4.1)

nm - not meaningful

bps - basis points

(1)	Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)

	2015		2014			3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘15 vs. ‘14 Change
Interest income	$238,093	233,654	231,401	234,703	233,394	2.0%
Interest expense	30,303	30,010	28,138	27,248	27,131	11.7

Net interest income	207,790	203,644	203,263	207,455	206,263	0.7
Provision for loan losses	2,956	6,636	4,397	8,193	3,843	(23.1)

Net interest income after provision for loan losses	204,834	197,008	198,866	199,262	202,420	1.2

Non-interest income:
Service charges on deposit accounts	20,692	19,795	19,133	20,287	20,159	2.6
Fiduciary and asset management fees	11,308	11,843	11,571	11,690	11,207	0.9
Brokerage revenue	6,946	6,782	7,251	6,887	7,281	(4.6)
Mortgage banking income	5,965	7,511	6,484	4,895	4,665	27.9
Bankcard fees	8,334	8,499	8,077	8,536	8,182	1.9
Investment securities gains, net	-	1,985	725	-	-	nm
Other fee income	5,521	4,605	5,246	4,635	4,704	17.4
Other non-interest income	8,293	7,812	7,367	7,619	7,787	6.5

Total non-interest income	67,059	68,832	65,854	64,549	63,985	4.8

Non-interest expense:
Salaries and other personnel expense	94,341	94,565	96,488	92,049	93,870	0.5
Net occupancy and equipment expense	26,937	26,541	26,172	26,370	26,956	(0.1)
Third-party processing expense	10,844	10,672	10,343	10,437	10,044	8.0
FDIC insurance and other regulatory fees	6,591	6,767	6,957	8,115	7,839	(15.9)
Professional fees	6,371	6,417	5,594	8,013	2,526	152.2
Advertising expense	5,488	2,865	3,443	8,102	7,177	(23.5)
Foreclosed real estate expense, net	4,503	4,351	9,496	6,502	9,074	(50.4)
Visa indemnification charges	363	354	375	310	1,979	(81.7)
Litigation contingency/settlement expenses (1)	-	4,400	-	463	12,349	nm
Restructuring charges, net	69	5	(107)	3,484	809	nm
Other operating expenses	22,400	20,869	20,147	21,038	21,126	6.0

Total non-interest expense	177,907	177,806	178,908	184,883	193,749	(8.2)

Income before income taxes	93,986	88,034	85,812	78,928	72,656	29.4
Income tax expense	36,058	32,242	31,849	25,757	25,868	39.4

Net income	57,928	55,792	53,963	53,171	46,788	23.8

Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$55,369	53,233	51,404	50,612	44,229	25.2%

Net income per common share, basic	$0.42	0.40	0.38	0.37	0.32	32.4%

Net income per common share, diluted	0.42	0.40	0.38	0.37	0.32	32.2

Cash dividends declared per common share	0.10	0.10	0.10	0.10	0.07	42.9

Return on average assets *	0.81%	0.80	0.80	0.79	0.70	11 bps
Return on average common equity *	7.64	7.39	7.16	6.89	5.97	167

Weighted average common shares outstanding, basic	131,516	132,947	134,933	137,031	139,043	(5.4)%
Weighted average common shares outstanding, diluted	132,297	133,625	135,744	137,831	139,726	(5.3)

nm - not meaningful

bps - basis points

* - ratios are annualized

(1)	Amounts for other periods presented herein are not reported separately as amounts are not material.

Synovus

BALANCE SHEET DATA	September 30, 2015	December 31, 2014	September 30, 2014
(Unaudited)

(In thousands, except share data)
ASSETS
Cash and cash equivalents	$329,396	485,489	386,402
Interest bearing funds with Federal Reserve Bank	837,641	721,362	750,446
Interest earning deposits with banks	21,170	11,810	13,612
Federal funds sold and securities purchased under resale agreements	69,732	73,111	70,918
Trading account assets, at fair value	5,844	13,863	12,705
Mortgage loans held for sale, at fair value	73,623	63,328	72,333
Investment securities available for sale, at fair value	3,487,332	3,041,406	3,050,257

Loans, net of deferred fees and costs	21,864,309	21,097,699	20,588,566
Allowance for loan losses	(250,900)	(261,317)	(269,376)

Loans, net	21,613,409	20,836,382	20,319,190

Premises and equipment, net	449,078	455,235	456,633
Goodwill	24,431	24,431	24,431
Other real estate	64,346	85,472	81,636
Deferred tax asset, net	526,492	622,464	656,151
Other assets	665,333	616,878	624,396

Total assets	$28,167,827	27,051,231	26,519,110

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Deposits:
Non-interest bearing deposits	$6,570,227	6,228,472	5,813,809
Interest bearing deposits, excluding brokered deposits	14,961,388	13,660,830	13,609,038
Brokered deposits	1,245,798	1,642,398	1,566,934

Total deposits	22,777,413	21,531,700	20,989,781

Federal funds purchased and securities sold under repurchase agreements	135,475	126,916	107,160
Long-term debt	2,038,719	2,140,319	2,130,934
Other liabilities	199,104	211,026	214,690

Total liabilities	25,150,711	24,009,961	23,442,565

Shareholders’ equity:

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at September 30, 2015, December 31, 2014, and September 30, 2014	125,980	125,980	125,980

Common stock - $1.00 par value. 130,632,731 shares outstanding at September 30, 2015, 136,122,843 shares outstanding at December 31, 2014, and 139,064,621 shares outstanding at September 30, 2014	140,526	139,950	139,878

Additional paid-in capital	2,986,333	2,960,825	2,974,319
Treasury stock, at cost - 9,892,877 shares at September 30, 2015, 3,827,579 shares at December 31, 2014, and 813,350 shares at September 30, 2014	(364,428)	(187,774)	(114,176)
Accumulated other comprehensive loss, net	(6,092)	(12,605)	(24,827)
Retained earnings (deficit)	134,797	14,894	(24,629)

Total shareholders’ equity	3,017,116	3,041,270	3,076,545

Total liabilities and shareholders’ equity	$28,167,827	27,051,231	26,519,110

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2015		2014
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,380,543	3,165,513	2,998,597	3,027,769	3,035,940
Yield	1.76%	1.79	1.85	1.85	1.84
Tax-exempt investment securities (2) (4)	$4,509	4,595	4,967	5,030	5,168
Yield (taxable equivalent)	6.21%	6.15	6.21	6.19	6.21
Trading account assets	$7,278	12,564	14,188	12,879	16,818
Yield	1.84%	3.72	3.02	3.08	2.52
Commercial loans (3) (4)	$17,522,735	17,297,130	17,176,641	16,956,294	16,603,287
Yield	3.99%	4.01	4.06	4.09	4.17
Consumer loans (3)	$4,105,639	3,986,151	3,929,188	3,895,397	3,814,160
Yield	4.31%	4.37	4.45	4.42	4.44
Allowance for loan losses	$(256,102)	(254,177)	(257,167)	(268,659)	(274,698)

Loans, net (3)	$21,372,272	21,029,104	20,848,662	20,583,032	20,142,749
Yield	4.10%	4.14	4.19	4.22	4.29
Mortgage loans held for sale	$69,438	90,419	64,507	60,892	70,766
Yield	3.82%	3.39	3.92	3.84	3.96
Federal funds sold, due from Federal Reserve Bank,and other short-term investments	$1,380,686	1,590,114	1,123,250	898,871	974,363
Yield	0.24%	0.24	0.24	0.23	0.23
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$71,852	76,091	80,813	75,547	78,131
Yield	4.71%	4.57	3.90	4.53	3.57
Total interest earning assets	$26,286,578	25,968,400	25,134,984	24,664,020	24,323,935
Yield	3.60%	3.61	3.73	3.78	3.81
Interest Bearing Liabilities

Interest bearing demand deposits	$3,955,803	3,919,401	3,800,476	3,781,389	3,722,599
Rate	0.18%	0.18	0.19	0.19	0.19
Money market accounts	$6,893,563	6,466,610	6,210,704	6,009,897	6,044,138
Rate	0.36%	0.35	0.32	0.29	0.29
Savings deposits	$685,813	675,260	649,597	638,813	645,654
Rate	0.06%	0.06	0.05	0.07	0.07
Time deposits under $100,000	$1,338,994	1,351,299	1,324,513	1,315,905	1,335,848
Rate	0.66%	0.68	0.61	0.57	0.56
Time deposits over $100,000	$2,086,851	2,061,434	1,926,380	1,877,602	1,871,136
Rate	0.88%	0.88	0.80	0.76	0.75
Brokered money market accounts	$221,817	185,909	181,754	191,103	174,538
Rate	0.31%	0.31	0.30	0.28	0.27
Brokered time deposits	$1,135,346	1,370,022	1,413,068	1,411,252	1,320,082
Rate	0.71%	0.67	0.63	0.58	0.52

Total interest bearing deposits	$16,318,187	16,029,935	15,506,492	15,225,961	15,113,995
Rate	0.42%	0.42	0.39	0.36	0.35
Federal funds purchased and securities sold under repurchase agreements	$207,894	232,531	222,658	186,993	171,429
Rate	0.09%	0.08	0.08	0.07	0.08
Long-term debt	$2,073,185	2,173,595	2,207,215	2,084,636	2,142,705
Rate	2.46%	2.39	2.41	2.55	2.54
Total interest bearing liabilities	$18,599,266	18,436,061	17,936,365	17,497,590	17,428,129
Rate	0.65%	0.65	0.63	0.62	0.62
Non-interest bearing demand deposits	$6,541,832	6,436,167	6,108,558	6,110,047	5,824,592
Effective cost of funds	0.46%	0.46	0.45	0.44	0.44
Net interest margin	3.14%	3.15	3.28	3.34	3.37
Taxable equivalent adjustment	$315	330	349	372	408

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities
to	a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	September 30, 2015
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$1,345,688	6.2%	$222	$0.1%
Hotels	684,106	3.1	392	0.2
Office Buildings	1,388,965	6.4	355	0.2
Shopping Centers	944,690	4.3	-	0.0
Commercial Development	101,946	0.5	8,945	5.7
Warehouses	545,346	2.5	397	0.3
Other Investment Property	546,836	2.5	272	0.2

Total Investment Properties	5,557,577	25.4	10,583	6.7
1-4 Family Construction	159,237	0.7	-	0.0
1-4 Family Investment Mortgage	777,196	3.6	7,287	4.6
Residential Development	158,120	0.7	9,707	6.2

Total 1-4 Family Properties	1,094,553	5.0	16,994	10.8
Land Acquisition	538,127	2.4	19,009	12.1

Total Commercial Real Estate	7,190,257	32.9	46,586	29.7

Commercial, Financial, and Agricultural	6,277,768	28.6	50,656	32.0
Owner-Occupied	4,265,408	19.5	18,148	11.5

Total Commercial & Industrial	10,543,176	48.2	68,804	43.6

Home Equity Lines	1,684,046	7.7	16,263	10.3
Consumer Mortgages	1,888,456	8.6	24,154	15.3
Credit Cards	241,315	1.2	-	-
Other Retail Loans	345,426	1.6	1,833	1.2

Total Retail	4,159,243	19.0	42,250	26.8

Unearned Income	(28,367)	(0.1)	-	nm

Total	$21,864,309	100.0%	$157,640	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans September 30, 2015	June 30, 2015	3Q15 vs. 2Q15 % change (1)	September 30, 2014	3Q15 vs. 3Q14 % change
Multi-Family	$1,345,688	1,286,747	18.2%	$1,152,728	16.7%
Hotels	684,106	663,286	12.5	674,607	1.4
Office Buildings	1,388,965	1,348,234	12.0	1,114,671	24.6
Shopping Centers	944,690	917,678	11.7	856,828	10.3
Commercial Development	101,946	118,263	(54.7)	131,011	(22.2)
Warehouses	545,346	524,525	15.7	566,343	(3.7)
Other Investment Property	546,836	544,661	1.6	543,416	0.6

Total Investment Properties	5,557,577	5,403,394	11.3	5,039,604	10.3
1-4 Family Construction	159,237	147,572	31.4	138,647	14.9
1-4 Family Investment Mortgage	777,196	788,704	(5.8)	818,474	(5.0)
Residential Development	158,120	161,130	(7.4)	179,168	(11.7)

Total 1-4 Family Properties	1,094,553	1,097,406	(1.0)	1,136,289	(3.7)
Land Acquisition	538,127	554,501	(11.7)	598,901	(10.1)

Total Commercial Real Estate	7,190,257	7,055,301	7.6	6,774,794	6.1

Commercial, Financial, and Agricultural	6,277,768	6,259,553	1.2	5,958,575	5.4
Owner-Occupied	4,265,408	4,161,268	9.9	4,029,085	5.9

Total Commercial & Industrial	10,543,176	10,420,821	4.7	9,987,660	5.6

Home Equity Lines	1,684,046	1,683,651	0.1	1,685,972	(0.1)
Consumer Mortgages	1,888,456	1,793,752	20.9	1,621,904	16.4
Credit Cards	241,315	246,724	(8.7)	253,853	(4.9)
Other Retail Loans	345,426	323,741	26.6	293,232	17.8

Total Retail	4,159,243	4,047,868	10.9	3,854,961	7.9

Unearned Income	(28,367)	(29,121)	(10.3)	(28,849)	(1.7)

Total	$21,864,309	21,494,869	6.8%	$20,588,566	6.2%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2015		2014			3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘15 vs. ‘14 Change
Non-performing Loans	$157,640	173,638	194,232	197,757	242,382	(35.0)%
Other Loans Held for Sale (1)	-	-	1,082	3,606	338	(100.0)
Other Real Estate	64,346	66,449	74,791	85,472	81,636	(21.2)

Non-performing Assets	221,986	240,087	270,105	286,835	324,356	(31.6)
Allowance for Loan Losses	250,900	254,702	253,371	261,317	269,376	(6.9)
Net Charge-Offs - Quarter	6,758	5,306	12,343	16,253	12,250	(44.8)
Net Charge-Offs - YTD	24,407	17,649	12,343	79,055	62,802	(61.1)
Net Charge-Offs / Average Loans - Quarter (2)	0.12%	0.10	0.23	0.31	0.24
Net Charge-Offs / Average Loans - YTD (2)	0.15	0.17	0.23	0.39	0.41

Non-performing Loans / Loans	0.72	0.81	0.92	0.94	1.18
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	1.01	1.11	1.28	1.35	1.57
Allowance / Loans	1.15	1.18	1.20	1.24	1.31

Allowance / Non-performing Loans	159.16	146.69	130.45	132.14	111.14
Allowance / Non-performing Loans (3)	205.90	202.08	197.55	197.22	176.47
Past Due Loans over 90 days and Still Accruing	$2,998	4,832	5,025	4,637	4,067	(26.3)%
As a Percentage of Loans Outstanding	0.01%	0.02	0.02	0.02	0.02
Total Past Due Loans and Still Accruing	$39,350	50,860	57,443	51,251	72,712	(45.9)
As a Percentage of Loans Outstanding	0.18%	0.24	0.27	0.24	0.35
Accruing Troubled Debt Restructurings (TDRs)	$240,370	268,542	313,362	348,427	408,737	(41.2)

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	September 30, 2015	December 31, 2014	September 30, 2014
Capital Rules in effect:	Basel III	Basel I	Basel I
Tier 1 Capital	$2,636,522	2,543,625	2,553,764
Total Risk-Based Capital	2,989,159	2,987,406	3,005,346
Common Equity Tier 1 Ratio (transitional)	10.62%	na	na
Common Equity Tier 1 Ratio (fully phased-in)	10.00	na	na
Tier 1 Common Equity Ratio	na	10.28	10.60
Tier 1 Capital Ratio	10.62	10.86	11.19
Total Risk-Based Capital Ratio	12.04	12.75	13.17
Tier 1 Leverage Ratio	9.44	9.67	9.85
Common Equity as a Percentage of Total Assets (2)	10.26	10.78	11.13
Tangible Common Equity as a Percentage of Tangible Assets (3)	10.18	10.69	11.04
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	11.54	12.33	12.82
Book Value Per Common Share (4)	22.13	21.42	21.22
Tangible Book Value Per Common Share (3)	21.94	21.23	21.03

(1)	Current quarter regulatory capital information is preliminary. 2015 regulatory capital ratios determined under Basel III capital rules. 2014 ratios were determined under Basel I capital rules.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.